                                               NEWS

[FRB WEBER SHANDWICK FINANCIAL COMMUNICATIONS LOGO]      BOSTON PROPERTIES, INC.
                                                         111 HUNTINGTON AVENUE
                                                         BOSTON, MA 02199
                                                         (NYSE: BXP)


AT THE COMPANY                      AT THE FINANCIAL RELATIONS BOARD
--------------                      --------------------------------
Douglas T. Linde                    Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer             Suzie Pileggi - Media (212) 445-8170
(617) 236-3300


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           THIRD QUARTER 2002 RESULTS

                     REPORTS DILUTED FFO PER SHARE OF $1.00

BOSTON, MA, OCTOBER 22, 2002 - BOSTON PROPERTIES, INC. (NYSE: BXP), a real estate investment trust, today reported results for the third quarter ended September 30, 2002.

Funds from Operations (FFO) for the quarter ended September 30, 2002 were $99.0 million, or $1.04 per share basic and $1.00 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and after an adjustment for early surrender lease payments received.

FFO for the third quarter of 2002 compares to FFO of $86.6 million, or $0.96 per share basic and $0.91 per share diluted for the quarter ended September 30, 2001. This represents a 9.9% quarter to quarter increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 94,903,894 and 105,724,729, respectively, for the quarter ended September 30, 2002 and 90,518,618 and 105,812,336, respectively, for the same quarter last year.

Net income available to common shareholders per share (EPS) for the quarter ended September 30, 2002 was $0.74 on a diluted basis reflecting a 32.1% increase in diluted EPS from the third quarter 2001 of $0.56.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended September 30, 2002. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.


                                     - more-

As of September 30, 2002, the Company's portfolio consisted of 145 properties comprising more than 42.8 million square feet, including eight properties under development totaling 3.1 million square feet. The overall occupancy rate for the properties in service as of September 30, 2002 was 95.1%.

Significant events of the third quarter include:

o The acquisition of 399 Park Avenue, a 1.68 million square foot building in New York City for approximately $1.06 billion. The acquisition was financed with an unsecured bridge loan totaling $1.00 billion with interest rate terms and covenants similar to the Company's unsecured line of credit and maturing in September 2003. The building is fully leased, including approximately 40% that is leased to Citigroup as its corporate headquarters. Third quarter operating results reflect six days of property operations.

o The conversion of the Company's Series A Preferred Stock and certain of the Series Two and Three Preferred Units of the Company's Operating Partnership, with an aggregate liquidation preference of approximately $140.6 million, into approximately 3.7 million shares of Common Stock.

o The Company completed the disposition of 7600 Boston Boulevard, 7700 Boston Boulevard and 7702 Boston Boulevard, office buildings in Springfield, Virginia, recognizing a net gain of approximately $13.5 million.

o The Company completed the disposition of land parcels in Herndon, Virginia and South San Francisco recognizing a net gain of approximately $4.4 million

o The Company exercised a one-year extension on the 111 Huntington Avenue $203.0 million construction loan. The Company has an additional one-year option.

o The Company recognized lease termination income totaling approximately $1.8 million.

o The Company completed its previously announced lease restructuring of the Company's three hotel properties by forming a taxable REIT subsidiary to operate the properties. Marriott will continue to manage the properties under the terms of the existing management agreements. In connection with the restructuring the revenue and expenses of the hotel properties are being reflected in the Company's Consolidated Statements of Operations.

o The Company acquired a 1/2-acre site located in the Capital Hill submarket of Washington, DC for approximately $2.4 million. The site is expected to support development of 170,000 square feet of office space.

                                     -more-

Transactions completed subsequent to September 30, 2002:

o The Company refinanced its first mortgage totaling approximately $146.9 million secured by 875 Third Avenue in New York City.

o The Company repaid a $0.4 million mortgage secured by 201 Carnegie Center in Princeton, New Jersey.

o The Company exercised a one-year extension option on its 2600 Tower Oaks $30 million construction loan facility. The Company has an additional one-year option.

BOSTON PROPERTIES WILL HOST A CONFERENCE CALL TOMORROW, OCTOBER 23, 2002 AT 10:00 AM (EASTERN TIME), OPEN TO THE GENERAL PUBLIC, TO DISCUSS THE RESULTS OF THIS YEAR'S THIRD QUARTER. The number to call for this interactive teleconference is (800) 374-1372. A replay of the conference call will be available through October 31, 2002 by dialing (800) 642-1687 and entering the passcode 5893201.

Additionally, a copy of Boston Properties' third quarter 2002 "Supplemental Operating and Financial Data" is available on the Investor section of the Company's website at HTTP://WWW.BOSTONPROPERTIES.COM. These materials are also available by contacting Investor Relations at 617-236-3322 or by written request to:

         Investor Relations
         Boston Properties, Inc.
         111 Huntington Avenue, Suite 300
         Boston, MA 02199-7610

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


                            Financial tables follow.

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                             THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                               SEPTEMBER 30,                 SEPTEMBER 30,
                                                                         ---------------------------    -------------------------
                                                                            2002            2001           2002          2001
                                                                         ------------   ------------    -----------   -----------
                                                                            (UNAUDITED AND IN THOUSANDS, EXCEPT FOR PER SHARE
                                                                                                AMOUNTS)
Revenue
   Rental:
     Base rent                                                               $241,495       $231,295       $714,187      $623,157
     Recoveries from tenants                                                   29,256         27,277         87,367        80,226
     Parking and other                                                         13,056         12,965         38,910        40,244
                                                                         ------------   ------------    -----------   -----------
        Total rental revenue                                                  283,807        271,537        840,464       743,627
Hotel revenue                                                                  20,007              -         20,007             -
Development and management services                                             3,017          2,805          9,440         9,312
Interest and other                                                              1,222          1,616          4,804        10,349
                                                                         ------------   ------------    -----------   -----------
        Total revenue                                                         308,053        275,958        874,715       763,288
                                                                         ------------   ------------    -----------   -----------

Expenses
   Operating
     Rental                                                                    93,741         81,259        265,942       227,968
     Hotel                                                                     13,524              -         13,524             -
   General and administrative                                                   9,956          9,819         34,589        29,649
   Interest                                                                    68,425         59,936        199,539       163,659
   Depreciation and amortization                                               45,534         38,314        132,274       109,329
   Loss on investments in securities                                                -              -          4,297         6,500
                                                                         ------------   ------------    -----------   -----------
        Total expenses                                                        231,180        189,328        650,165       537,105
                                                                         ------------   ------------    -----------   -----------
Income before net derivative losses, minority interests, income from unconsolidated joint ventures, minority interest in Operating
   Partnership, gain on sales of real estate and land held for development, discontinued operations, cumulative effect
   of a change in accounting principle and preferred dividend                  76,873         86,630        224,550       226,183
Net derivative losses                                                          (5,284)       (16,620)       (10,413)      (24,408)
Minority interests in property partnerships                                       720            374          1,902           629
Income from unconsolidated joint ventures                                       2,530            997          5,871         2,841
                                                                         ------------   ------------    -----------   -----------
Income before minority interest in Operating Partnership, gain on sales of real estate and land held for development, discontinued
   operations, cumulative effect of a change in accounting
   principle and preferred dividend                                            74,839         71,381        221,910       205,245
Minority interest in Operating Partnership                                    (18,726)       (18,851)       (56,701)      (55,727)
                                                                         ------------   ------------    -----------   -----------
Income before gain on sale of real estate and land held for
   development, discontinued operations, cumulative effect of a
   change in accounting principle and preferred dividend                       56,113         52,530        165,209       149,518
Gain on sale of real estate, net of minority interest                               -              -              -         6,505
Gain on sales of land held for development, net of minority interest            3,644              -          3,644             -
                                                                         ------------   ------------    -----------   -----------
Income before discontinued operations, cumulative effect of a
   change in accounting principle and preferred dividend                       59,757         52,530        168,853       156,023
Discontinued Operations:
Income from discontinued operations, net of minority interest                       -            638            570         1,848
Gain on sales of real estate from discontinued operations, net of
   minority interest                                                           11,910              -         17,750             -
                                                                         ------------   ------------    -----------   -----------
Income before cumulative effect of a change in accounting principle
   and preferred dividend                                                      71,667         53,168        187,173       157,871
Cumulative effect of a change in accounting principle, net of
   minority interest                                                                -              -              -        (6,767)
                                                                         ------------   ------------    -----------   -----------
Net income before preferred dividend                                           71,667         53,168        187,173       151,104
Preferred dividend                                                               (126)        (1,653)        (3,412)       (4,944)
                                                                         ------------   ------------    -----------   -----------
Net income available to common shareholders                                   $71,541        $51,515       $183,761      $146,160
                                                                         ============   ============    ===========   ===========

Basic earnings per share:
   Income before discontinued operations and cumulative effect of a
     change in accounting principle                                             $0.63          $0.56          $1.79         $1.68
   Discontinued operations                                                          -           0.01           0.01          0.02
   Gain on sales from discontinued operations                                    0.12              -           0.19             -
   Cumulative effect of a change in accounting principle                            -              -              -         (0.07)
                                                                         ------------   ------------    -----------   -----------
   Net income available to common shareholders                                  $0.75          $0.57          $1.99         $1.63
                                                                         ============   ============    ===========   ===========

   Weighted average number of common shares outstanding                        94,904         90,519         92,413        89,753
                                                                         ============   ============    ===========   ===========

Diluted earnings per share:
   Income before discontinued operations and cumulative effect of a
     change in accounting principle                                             $0.62          $0.55          $1.76         $1.64
   Discontinued operations                                                          -           0.01           0.01          0.02
   Gain on sale from discontinued operations                                     0.12              -           0.19             -
   Cumulative effect of a change in accounting principle                            -              -              -         (0.07)
                                                                         ------------   ------------    -----------   -----------
   Net income available to common shareholders                                  $0.74          $0.56          $1.96         $1.59
                                                                         ============   ============    ===========   ===========
   Weighted average number of common and common equivalent shares
     outstanding                                                               96,181         92,828         94,026        92,004
                                                                         ============   ============    ===========   ===========

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             2002                    2001
                                                                        --------------          -------------
                                                                       (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)
                                                                           (UNAUDITED)
                                                 ASSETS
Real estate                                                                 $8,139,450             $6,167,399
Development in progress                                                        416,839              1,107,835
Land held for future development                                               209,911                182,672
  Less: accumulated depreciation                                              (836,418)              (719,854)
                                                                        --------------          -------------
    Total real estate                                                        7,929,782              6,738,052

Cash and cash equivalents                                                       28,793                 98,067
Escrows                                                                         28,200                 23,000
Investments in securities                                                            -                  4,297
Tenant and other receivables, net                                               48,716                 43,546
Accrued rental income, net                                                     156,818                119,494
Deferred charges, net                                                          148,435                107,573
Prepaid expenses and other assets                                               38,752                 20,996
Investments in unconsolidated joint ventures                                   101,819                 98,485
                                                                        --------------          -------------
    Total assets                                                            $8,481,315             $7,253,510
                                                                        ==============          =============

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Mortgage notes and bonds payable                                          $4,422,692             $4,314,942
  Unsecured bridge loan                                                      1,000,000                      -
  Unsecured line of credit                                                      44,000                      -
  Accounts payable and accrued expenses                                         69,097                 81,108
  Dividends and distributions payable                                           81,329                 79,561
  Interest rate contracts                                                       15,115                 11,147
  Accrued interest payable                                                      18,265                  9,080
  Other liabilities                                                             70,292                 58,859
                                                                        --------------          -------------
    Total liabilities                                                        5,720,790              4,554,697
                                                                        --------------          -------------

Commitments and contingencies                                                        -                      -
                                                                        --------------          -------------
Minority interests                                                             804,229                844,740
                                                                        --------------          -------------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 0 and 2,000,000 shares issued
  and outstanding in 2002 and 2001, respectively                                     -                100,000
                                                                        --------------          -------------
Stockholders' equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding                                           -                      -
  Common stock, $.01 par value, 250,000,000 shares
    authorized, 95,273,202 and 90,780,591 issued and
    outstanding in 2002 and 2001, respectively                                     953                    908
  Additional paid-in capital                                                 1,977,560              1,789,521
  Dividends in excess of earnings                                               (2,532)               (17,669)
  Treasury common stock, at cost                                                (2,722)                (2,722)
  Unearned compensation                                                         (3,355)                (2,097)
  Accumulated other comprehensive loss                                         (13,608)               (13,868)
                                                                        --------------          -------------
    Total stockholders' equity                                               1,956,296              1,754,073
                                                                        --------------          -------------
      Total liabilities and stockholders' equity                            $8,481,315             $7,253,510
                                                                        ==============          =============

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS

                                                                                  THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                                     SEPTEMBER 30,                SEPTEMBER 30,
                                                                                -----------------------      ----------------------
                                                                                   2002         2001           2002          2001
                                                                                ----------   ----------      ---------    ---------
                                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                                                   (UNAUDITED)
Income before net derivative losses (SFAS No. 133), minority interests, income from unconsolidated joint ventures, minority interests in Operating
   Partnership, gain on sales of real estate and land held for development, discontinued operations, cumulative effect of a change in
   accounting principle and preferred dividend                                     $76,873      $86,630       $224,550     $226,183

Add:
  Real estate depreciation and amortization                                         46,971       39,360        136,502      112,516
  Income from discontinued operations                                                    -          781            697        2,277
  Income from unconsolidated joint ventures                                          2,530          997          5,871        2,841
Less:
  Net derivative losses (SFAS No. 133)                                              (5,284)     (16,620)       (10,413)     (24,408)
  Minority property partnerships' share of funds from operations                      (521)        (832)        (1,833)      (1,546)
  Preferred dividends and distributions                                             (6,162)      (8,383)       (22,785)     (24,864)
                                                                                ----------   ----------      ---------    ---------

Funds from operations                                                              114,407      101,933        332,589      292,999

Add (subtract):
  Net derivative losses (SFAS No. 133)                                               5,284       16,620         10,413       24,408
  Early surrender lease adjustment (1)                                                 667      (12,445)         8,520      (12,445)
                                                                                ----------   ----------      ---------    ---------
Funds from operations before net derivative losses (SFAS No. 133) and after
   early surrender lease adjustment                                               $120,358     $106,108       $351,522     $304,962
                                                                                ==========   ==========      =========    =========

Funds from operations available to common shareholders before net derivative losses (SFAS No. 133) and after early surrender lease
   adjustment                                                                       98,980      $86,627       $287,784     $247,210
                                                                                ==========   ==========      =========    =========

Weighted average shares outstanding - basic                                         94,904       90,519         92,413       89,753
                                                                                ==========   ==========      =========    =========
  FFO per share basic before net derivative losses (SFAS No. 133) and after
     early surrender adjustment                                                      $1.04        $0.96          $3.11        $2.76
                                                                                ==========   ==========      =========    =========
  FFO per share basic after net derivative losses (SFAS No. 133) and before
     early surrender lease adjustment                                                $0.99        $0.91          $2.95        $2.65
                                                                                ==========   ==========      =========    =========



Weighted average shares outstanding - diluted                                      105,725      105,812        105,870      104,991
                                                                                ==========   ==========      =========    =========
  FFO per share diluted before net derivative losses (SFAS No. 133) and after
     early surrender lease adjustment                                                $1.00        $0.91          $2.96        $2.62
                                                                                ==========   ==========      =========    =========
  FFO per share diluted after net derivative losses (SFAS No. 133) and before
     early surrender lease adjustment                                                $0.95        $0.87          $2.81        $2.53
                                                                                ==========   ==========      =========    =========

(1)  Represents cash received under contractual obligations.

                             BOSTON PROPERTIES, INC.
                               PORTFOLIO OCCUPANCY

                                                                                OCCUPANCY BY LOCATION
                                                               --------------------------------------------------------
                                                               SEPTEMBER 30, 2002                     DECEMBER 31, 2001
                                                               ------------------                     -----------------
Greater Boston                                                              94.0%                                 92.3%
Greater Washington, D.C.                                                    98.1%                                 97.8%
Midtown Manhattan                                                           98.2%                                 99.8%
Baltimore, MD                                                               97.2%                                 99.2%
Richmond, VA                                                                92.0%                                 98.4%
Princeton/East Brunswick, NJ                                                93.0%                                 88.6%
Greater San Francisco                                                       88.6%                                 93.5%
Bucks County, PA                                                           100.0%                                100.0%
                                                               ------------------                     -----------------
  Total Portfolio                                                           95.1%                                 95.3%
                                                               ==================                     =================

                                                                                  OCCUPANCY BY TYPE
                                                               --------------------------------------------------------
                                                               SEPTEMBER 30, 2002                     DECEMBER 31, 2001
                                                               ------------------                     -----------------
Class A Office Portfolio                                                    95.0%                                 95.4%
Office/Technical Portfolio                                                  95.0%                                 97.9%
Industrial Portfolio                                                       100.0%                                 87.3%
                                                               ------------------                     -----------------
  Total Portfolio                                                           95.1%                                 95.3%
                                                               ==================                     =================